AMENDMENT TO JOINT OPERATING AGREEMENT

The parties to this "Amendment To Joint Operating Agreement" (hereinafter "Amendment") are LANI, LLC, a California Limited Liability Company ("Lani"), AVERE ENERGY CORP., a Delaware corporation ("Avere"), SOLIMAR ENERGY LLC, a California Limited Liability Company ("Solimar"), and are sometimes referred to collectively herein as the "Parties."

RECITALS

(a) Through a written "Amendment to Joint Operating Agreement, effective November 13, 2012, the parties hereto were assigned or consented to participation in a Joint Operating Agreement ("JOA"), which JOA was originally executed in July of 2011 by and between Neon Energy Corporation, the Don Boyd Family Trust, and Solimar.

(b) Under the JOA and the Amendment thereto, Solimar was the Operator in regards to exploration, development and production of oil and gas in certain leases in Kern County, California. Those interests expressed in those leases and described in the JOA will be referred to collectively herein as the "Tejon Main Area" with the exception that Lani was the Operator of all shallow zones.

(c) Solimar assigned a portion of its interests in the Tejon Main Area Leases to Lani and to Avere, which assignment became effective October 23, 2012. Thereafter, Lani and Avere signed a FarmIn Agreement, in conjunction with an amendment to a Joint Operating Agreement ("JOA") with Solimar dated November 13, 2012. Solimar wishes to resign as Operator of the Leases under the JOA, effective immediately.

(d) The parties hereto are in the process of completing certain assignments, which assignments are expected to be executed concurrent with this Amendment. After these assignments are completed, Lani will be holder of all rights and working interests in 40.00 percent of the Tejon Main Area; Avere will be holder of all rights and working interests in 50.00 percent of the Tejon Main Area, and Solimar will be holder of all rights and working interests in 10.00 percent of the Tejon Main Area. There are no other persons or entities which hold an interest in the oil and gas leases defined under the JOA as the Tejon Main Area.

THEREFORE, the Parties agree to amend the JOA for the Tejon Main Area as follows:

1. In accordance with Solimar's resignation as the Operator under the JOA, the JOA shall be amended to remove any and all references therein to Solimar being the Operator thereunder, and Solimar shall, effective as of the date of this Agreement, thereafter have no further rights, duties or obligations under the JOA as an Operator; Solimar continues to have all rights, duties and obligations under the JOA as a Non-Operator.

2. Lani agrees to assume all rights and duties under the JOA as Operator of the Tejon Main Area, for both the deep areas and the "shallow depths," as that phrase is defined in the November 13, 2012 Amendment to the JOA. From this date forward, Lani is the Operator

GA

and assumes all of the Operator's rights, duties and obligations for the Tejon Main Area as set forth in the JOA.

3. As of the date of this Amendment, Avere and Solimar shall be Non-Operators under the JOA, for the Tejon Main Area.

4. The parties to the JOA agree to amend the following articles of the JOA, as follows:

(i) Article VIII, Section D. of the JOA is amended, to add a new paragraph 3, which shall read: "Each of Solimar, Lani and Avere agree that Solimar, Lani and Avere are prohibited prior to a discovery well being drilled on the Leases, from farming out, selling or otherwise divesting less than 10% of 100% of their right, title and interest in the Leases. Subsequent to a discovery well being drilled on the Leases any party may farmout or sell all or a portion of its interest in the Leases."

(ii) Exhibit A-3 is amended as noted on the attachment hereto.

(iii) Exhibit A-4 is amended as noted on the attachment hereto.

By execution of this Amendment below, the Parties hereto amend the Joint Operating Agreement for the Tejon Main Area, dated July 29, 2011, as set forth in this Amendment:

July ____, 2013

ROBERT ROSENTHAL, President, North American Oil and Gas, Sole Member of Lani, LLC

July 31, 2013

Greg Renwick, President
AVERE ENERGY CORP.

July ____, 2013

DONN PEDERSON, Authorized Signor,
SOLIMAR ENERGY, LLC

and assumes all of the Operator's rights, duties and obligations for the Tejon Main Area as set forth in the JOA.

3. As of the date of this Amendment, Avere and Solimar shall be Non-Operators under the JOA, for the Tejon Main Area.

4. The parties to the JOA agree to amend the following articles of the JOA, as follows:

(i) Article VIII, Section D. of the JOA is amended, to add a new paragraph 3, which shall read: "Each of Solimar, Lani and Avere agree that Solimar, Lani and Avere are prohibited prior to a discovery well being drilled on the Leases, from farming out, selling or otherwise divesting less than 10% of 100% of their right, title and interest in the Leases. Subsequent to a discovery well being drilled on the Leases any party may farmout or sell all or a portion of its interest in the Leases."

(ii) Exhibit A-3 is amended as noted on the attachment hereto.

(iii) Exhibit A-4 is amended as noted on the attachment hereto.

By execution of this Amendment below, the Parties hereto amend the Joint Operating Agreement for the Tejon Main Area, dated July 29, 2011, as set forth in this Amendment:

July ____, 2013

____
ROBERT ROSENTHAL, President, North American Oil and Gas, Sole Member of Lani, LLC

July ____, 2013

____
Greg Renwick, President
AVERE ENERGY CORP.

July 31, 2013

____
DONN PEDERSON, Authorized Signor,
SOLIMAR ENERGY, LLC

and assumes all of the Operator's rights, duties and obligations for the Tejon Main Area as set forth in the JOA.

3. As of the date of this Amendment, Avere and Solimar shall be Non-Operators under the JOA, for the Tejon Main Area.

4. The parties to the JOA agree to amend the following articles of the JOA, as follows:

(i) Article VIII, Section D. of the JOA is amended, to add a new paragraph 3, which shall read: "Each of Solimar, Lani and Avere agree that Solimar, Lani and Avere are prohibited prior to a discovery well being drilled on the Leases, from farming out, selling or otherwise divesting less than 10% of 100% of their right, title and interest in the Leases. Subsequent to a discovery well being drilled on the Leases any party may farmout or sell all or a portion of its interest in the Leases."

(ii) Exhibit A-3 is amended as noted on the attachment hereto.

(iii) Exhibit A-4 is amended as noted on the attachment hereto.

By execution of this Amendment below, the Parties hereto amend the Joint Operating Agreement for the Tejon Main Area, dated July 29, 2011, as set forth in this Amendment:

August 1, 2013
~~July ____, 2013~~

ROBERT ROSENTHAL, President, North American Oil and Gas, Sole Member of Lani, LLC

July ____, 2013

Greg Renwick, President
AVERE ENERGY CORP.

July ____, 2013

DONN PEDERSON, Authorized Signor,
SOLIMAR ENERGY, LLC

Exhibit A-3

to that certain Amended Tejon Joint Operating Agreement dated August 1, 2013
Names, Addresses and Phone Numbers of the Parties

Lani, LLC - 40.00% Working Interest

Operator of the Amended JOA.

Lani, LLC
56 Main Street, Suite 202
Ventura, California 93001

Avere Energy Corp. - 50.00% Working Interest

Non-Operator

Avere Energy Corporation
4005 Hancock Place
Plano, TX 75023
972 955 7251

Solimar Energy LLC - 10.00% Working Interest

Non-Operator

Solimar Energy LLC
Attn: Land Manager
121 N. Fir Street, Suite H
Ventura, CA 93001

805.643.4100

Neon Energy Corporation - 0% Working Interest

Neon Energy Corporation
Attn: Don Nelson
5001 California Ave., Suite 140
Bakersfield, CA 93309

661.829.2505

GR

Exhibit A-4

to that certain Amended Tejon Joint Operating Agreement dated August 1, 2013

Percentages of the Parties

Lani, LLC - 40.00% Working Interest

Operator of the Amended JOA.

Avere Energy Corp. - 50.00% Working Interest

Non-Operator

Solimar Energy LLC - 10.00% Working Interest

Non-Operator

Neon Energy Corporation - 0% Working Interest